Exhibit 10.21

THIRD MODIFICATION AGREEMENT

THIS AGREEMENT is made as of the 14th day of December, 2010, by and between ASSOCIATED BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), and IMAGE SENSING SYSTEMS, INC., a Minnesota corporation (“Borrower”).

RECITALS:

i.                     Borrower and Bank have heretofore entered into a certain Loan Agreement dated as of the 1st day of May, 2008, as amended by a Modification Agreement dated as of the 28th day of December, 2009, and a Second Modification Agreement dated as of the 3rd day of May, 2010 (the “Loan Agreement”), pursuant to which the Bank agreed to provide to Borrower a Line of Credit of up to $5,000,000.00 and a Loan in the amount of $4,000,000.00. All capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

ii.                    The Line of Credit matures on May 1, 2011, and the Borrower has requested that the Bank agree to extend the Line Maturity Date to May 1, 2012.

iii.                  Bank is willing to agree to the foregoing request of Borrower but only upon the terms and conditions hereinafter set forth and in reliance on the warranties and representations of Borrower contained herein.

AGREEMENTS:

In consideration of the matters stated in the foregoing Recitals and the covenants hereinafter set forth, the parties hereto agree as follows:

1.                   To induce Bank to enter into this Agreement, Borrower warrants and represents to Bank as follows:

A.                  The Recitals set forth above are each true and correct.

B.                  The Loan Agreement is, and as modified herein shall be, valid, binding and enforceable.

C.                  Borrower has no defenses, set-offs, claims or rights of recoupment against its obligations to pay to Bank the outstanding balance of the Line of Credit.

D.                  All of the representations and warranties set forth in Section 3 of the Loan Agreement are true and correct as though made on the date of this Agreement and as though applicable to this Agreement in the same manner as they were applicable to the Loan Agreement.

2.                   The first sentence of section 1.B of the Loan Agreement is hereby amended to provide as follows:

“The interest rate on the outstanding balance of the Line of Credit shall be an annual rate equal to the greater of (i) 3.5% or (ii) sum of 2.75% plus the one-month LIBOR Rate (as defined below).”

3.                   Section 1.C of the Loan Agreement is hereby amended by changing the Line Maturity Date set forth therein from “May 1, 2011” to “May 1, 2012.”

4.                   Section 4.A of the Loan Agreement is hereby amended by adding thereto the following additional subsection:

                 “5.           As soon as available, and in any event within 60 days after the start of each fiscal year of the Borrower, Borrower shall deliver to Bank a budget and projections for such fiscal year.”

5.                   All references to the Loan Agreement in the Master Note, Loan Note and the Security Agreement executed by the Borrower shall be deemed to mean the Loan Agreement as amended by this Agreement.

6.                   Except as expressly modified and amended herein, all terms and provisions of the Loan Agreement shall be and remain in full force and effect.

7.                   Borrower shall, upon demand by Bank, reimburse Bank for all costs and expenses incurred by Bank in connection with this Agreement, including, but not limited to, the fees of Bank's attorneys.

8.                   This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.                   WAIVER OF JURY TRIAL: BORROWER AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND TO ANY OF THE DOCUMENTS RELATING HERETO, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

IMAGE SENSING SYSTEMS, INC. A Minnesota corporation

By:	/s/ Gregory R. L. Smith
Gregory R. L. Smith, Treasurer and Chief Financial Officer

ASSOCIATED Bank, National Association

By:	/s/ Thomas Gannon
Thomas Gannon, Assistant Vice President